Cash Flow, Supplemental Disclosures	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Elements [Abstract]
Cash Flow, Supplemental Disclosures

Note 27 : Supplemental Disclosures of Cash Flow Information

Interest paid during the years ended December 31, 2013, 2012 and 2011, was $535 million, $486 million and $470 million, respectively.

Income taxes, net of refunds, paid during the years ended December 31, 2013, 2012 and 2011 were $233 million, $103 million and $114 million, respectively.

In connection with our IPO in 2013, we incurred net underwriting discounts and commissions of $27 million and other offering expenses of $12 million, which are included in net proceeds from issuance of common stock in our consolidated statement of cash flows.

The following non-cash investing and financing activities were excluded from the consolidated statements of cash flows:

•	In 2013, one of our consolidated VIEs restructured the terms of its capital lease resulting in a reduction in our capital lease asset and obligation of $44 million and $48 million, respectively. See Note 9: “Consolidated Variable Interest Entities” for further discussion.

•	In 2013, we incurred $189 million of debt issuance costs related to the Debt Refinancing, of which $9 million had not been paid as of December 31, 2013 and were included in accounts payable, accrued expenses and other in our consolidated balance sheet. See Note 13: “Debt” for further discussion.

•	In 2012, we executed a capital lease in conjunction with the acquisition of OHC, for which we recorded a capital lease asset and obligation of $15 million as of December 31, 2012. See Note 3: “Acquisitions” for further discussion.

•	In 2011, two of our consolidated VIEs restructured their debt resulting in a reduction of our capital lease assets and obligations of $76 million and $73 million, respectively, as of December 31, 2011. See Note 9: “Consolidated Variable Interest Entities” for further discussion.